Exhibit 12(a)

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Grupo Minero México, S.A. de C.V. (the “Company”) on Form 20-F for the period ending December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Xavier García de Quevedo Topete, President and General Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)          The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 15, 2003	/s/ Xavier García de Quevedo Topete
President and General Director

A signed original of this written statement required by Section 906 has been provided to Grupo Minero México, S.A. de C.V. and will be retained by Grupo Minero Mexico, S.A. de C.V. and furnished to the Securities and Exchange Commission or its staff upon request.